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                                                                   Exhibit 10.31
                                                                  EXECUTION COPY

                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

This Management Stockholders Agreement ("AGREEMENT") is entered into as of December 23, 2004, and effective as of the Effective Time, by and among Marquee Holdings Inc., a Delaware corporation (the "COMPANY"), J.P. Morgan Partners
(BHCA), L.P., a Delaware limited partnership ("JPMP BHCA"), J.P. Morgan Partners Global Investors, L.P., a Delaware limited partnership ("JPMP GLOBAL"), J.P. Morgan Partners Global Investors (Cayman), L.P., a Cayman limited partnership ("JPMP CAYMAN"), J.P. Morgan Partners Global Investors (Cayman) II, L.P., a Cayman limited partnership ("JPMP CAYMAN II" and together with JPMP BHCA, JPMP Global, JPMP Cayman, and any other affiliated entities designated by JPMP BHCA to the Company in writing prior to the Effective Time, the "JPMP INVESTORS"), Apollo Investment Fund V, L.P., a Delaware limited partnership, ("APOLLO FUND V"), Apollo Overseas Partners V, L.P., a Cayman Island exempted limited partnership, ("APOLLO OVERSEAS"), Apollo Netherlands Partners V(A), L.P., a Cayman Island exempted limited partnership, ("APOLLO NETHERLANDS V(A)"), Apollo Netherlands Partners V(B), L.P., a Cayman Island exempted limited partnership, ("APOLLO NETHERLANDS V(B)"), Apollo German Partners V GmbH & Co KG, a German limited partnership ("APOLLO GERMAN PARTNERS" and, together with Apollo Fund V, Apollo Overseas, Apollo Netherlands V(A) and Apollo Netherlands V(B), the "APOLLO INVESTORS") and each of the individual purchasers who becomes a party hereto from time to time in accordance with the terms hereof (each individually, a "MANAGEMENT STOCKHOLDER," and collectively, the "MANAGEMENT STOCKHOLDERS"). These parties are sometimes referred to herein individually by name or as a "PARTY" and collectively as the "PARTIES." The definitions of certain capitalized terms used herein are set forth in Section 8.

                                    RECITALS:

WHEREAS, each of the Management Stockholders is an employee, executive officer, or director of the Company or one or more subsidiaries of the Company;

WHEREAS, pursuant to those certain Contribution and Subscription Agreements, dated as of December 21, 2004 (the "SUBSCRIPTION AGREEMENTS"), between the Company and certain of the Management Stockholders, the Company has issued to such Management Stockholders the number of shares of the Company's common stock, par value $0.01 per share ("COMMON STOCK"), designated therein, on the terms and conditions set forth in the Subscription Agreements;

WHEREAS, as a condition to and as an inducement to the Company's, the JPMP Investors' and the Apollo Investors' willingness to enter into the Subscription Agreement, the Management Stockholders are entering into this Agreement;

WHEREAS, the Company may hereafter issue to each Management Stockholder Common Stock, as a result of the exercise by such Management Stockholder of vested options to purchase Common Stock ("VESTED OPTIONS"), which options were issued (or may hereafter be issued) to

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such Management Stockholder pursuant to the 2004 Stock Option Plan of Marquee
Holdings Inc. (the "OPTION PLAN") or any other employee benefit plan hereafter adopted by the board of directors of the Company (collectively, "EMPLOYEE OPTIONS"); and

WHEREAS, the Parties hereto now desire to enter into this Agreement to provide for certain matters with respect to the ownership and transfer by the Management Stockholders of all shares of Common Stock now or hereafter issued to or acquired by the Management Stockholders as a result of the exercise of Vested Options, the acquisition of Common Stock pursuant to the Subscription Agreement or otherwise (collectively, the "RESTRICTED SHARES").

                                   AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.   RESTRICTIONS ON TRANSFER.

             (a) Each Management Stockholder hereby agrees and acknowledges that prior to the IPO Date he or she shall not, directly or indirectly, sell, assign, transfer, convey, pledge or otherwise dispose of (each, a "TRANSFER") any Restricted Shares without the prior written consent of the Company, which consent shall have been authorized by a majority of the members of the board of Directors of the Company (the "BOARD") and which consent may be (i) withheld in the sole discretion of the Board, or (ii) given subject to reasonable terms and conditions determined by the Board in its sole discretion. Each Management Stockholder further agrees that in connection with any Transfer of Restricted Shares consented to by the Company, the Management Stockholder shall, if requested by the Company, deliver to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company and counsel for the Company, to the effect that the Transfer is not in violation of this Agreement, the Securities Act, or the securities laws of any state. Any purported Transfer in violation of the provisions of this Section 1 shall be null and void and shall have no force or effect.

             (b) Notwithstanding the foregoing, nothing in this Section 1 shall prevent the Transfer of any Restricted Shares by any Management Stockholder (i) to the Company; (ii) pursuant to Sections 3 or 4 of the Agreement; (iii) to any trusts, corporations or partnerships established for estate planning purposes and for the benefit of any member of a Management Stockholder's immediate family, provided the Management Stockholder retains the sole and exclusive right to vote or dispose of any Restricted Shares transferred to the trust, corporation or partnership; and (iv) upon a Management Stockholder's death, to the Management Stockholder's executors, administrators, testamentary trustees, legatees and beneficiaries.

             (c) Each Management Stockholder agrees that, as a condition precedent to any Transfer described in this Section 1, each transferee described in this Section 1 (other than the Company) shall deliver to the Company a copy of this Agreement signed by such transferee.

             (d) Prior to any proposed Transfer of any Restricted Shares (other than pursuant to Section 1(b)(iv)), the Management Stockholder (or his or her transferee) holding such Restricted Shares to be Transferred shall give written notice to the Company of his or her

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intention to effect such Transfer, which shall set forth in reasonable detail the terms and conditions of such proposed Transfer, including the proposed amount and form of consideration, terms and conditions of payment and a summary of any other material terms pertaining to the Transfer.

SECTION 2.   COMPANY CALL RIGHT AND INVOLUNTARY TRANSFERS.

             (a) Prior to the IPO Date the Company shall have the right but not the obligation to repurchase Restricted Shares and/or cancel outstanding Employee Options held by the Management Stockholder or his or her successor in interest thereunder (the "CALL RIGHT") as set forth in this Section 2. The Call Right shall be exercised by written notice (the "CALL NOTICE") to the Management Stockholder given in accordance with Section 9(h) of this Agreement on or prior to the last date on which the Call Right may be exercised by the Company.

             (b) Upon the Management Stockholder's Termination of Service for any reason, and for a period of six months thereafter, the Company shall have a Call Right to repurchase Restricted Shares in exchange for the Repurchase Price and to cancel Vested Options in exchange for the Cancellation Payment. The Call Right pursuant to this Section 2(b) may be exercised only once but may be exercised with respect to all or less than all of the Restricted Shares or Vested Options outstanding on the date of the Call Notice.

             (c) In addition, the Company shall have a Call Right effective immediately prior to a Change of Control occurring after January 31, 2005 to repurchase Restricted Shares in exchange for the Repurchase Price and to cancel Employee Options in exchange for the Cancellation Payment. The Call Right pursuant to this Section 2(c) may be exercised only once but may be exercised with respect to all or less than all of the Restricted Shares or Vested Options outstanding on the date of the Call Notice.

             (d) The Repurchase Price under Section 2(b) shall be determined as follows: (i) in the event the Management Stockholder's Termination of Service is by reason of his or her death, disability, Good Reason or involuntary termination by the Company without Cause, the Repurchase Price shall be the Fair Market Value of the Restricted Shares on the date of the Call Notice; and (ii) in the event the Management Stockholders' Termination of Service is for any other reason, the Repurchase Price shall be the lesser of (A) the Fair Market Value of the Restricted Shares on the date of the Call Notice and (B) the purchase price paid for the Restricted Shares (and if shares of AMC were contributed under the Subscription Agreement, for purposes of determining the purchase price paid for Restricted Shares, the value of each contributed AMC share shall equal $19.50). The Repurchase Price under Section 2(c) shall be the Fair Market Value of the Restricted Shares on the date of the Call Notice. The Cancellation Payment for Vested Options upon exercise of the Call Right shall be equal to the excess of the applicable Repurchase Price over the exercise price of such Vested Options; and the Cancellation Payment for all other Employee Options upon exercise of the Call Right shall be zero and such Employee Options will be canceled without payment therefor.

             (e) Subject to Section 2(g) below, the repurchase of Restricted Shares and cancellation of Vested Options pursuant to the exercise of a Call Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date

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of the Call Notice or the 10th day following the receipt by the Company of all necessary Governmental Approvals. On such date, the Management Stockholder shall transfer the Restricted Shares subject to the Call Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, with such other documents and information as the Company may reasonably request, the Company shall pay to the Management Stockholder the Repurchase Price; and the Employee Options subject to the Call Notice shall be cancelled and the Company shall pay the Management Stockholder the Cancellation Price therefor. The Company and the Management Stockholder each shall use his, her or its reasonable efforts to expedite all proceedings contemplated hereunder at the earliest practicable date.

             (f)  (i)     In the case of any transfer of title or beneficial
ownership of Restricted Shares upon default, foreclosure, forfeit, divorce, court order or otherwise, other than by a voluntary decision on the part of a Management Stockholder (each, an "INVOLUNTARY TRANSFER"), the Management Stockholder shall promptly (but in no event later than two days after the Involuntary Transfer) furnish written notice (the "INVOLUNTARY TRANSFER NOTICE") to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom the shares were transferred (the "INVOLUNTARY TRANSFEREE"), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer.

                  (ii) Upon the receipt of the Involuntary Transfer Notice, and for a period of six months thereafter, the Company shall have the right to repurchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Restricted Shares acquired by the Involuntary Transferee for a repurchase price equal to the Fair Market Value of such Restricted Shares as of the date of the Involuntary Transfer (the "INVOLUNTARY TRANSFER REPURCHASE PRICE" and such right, the "INVOLUNTARY TRANSFER REPURCHASE RIGHT"). The Involuntary Transfer Repurchase Right shall be exercised by written notice (the "INVOLUNTARY TRANSFER REPURCHASE NOTICE") to the Involuntary Transferee given in accordance with Section 9(h) of this Agreement on or prior to the last date on which the Involuntary Transfer Repurchase Right may be exercised by the Company.

                  (iii) Subject to Section 2(g) below, the repurchase of Restricted Shares pursuant to the exercise of the Involuntary Transfer Repurchase Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the date of the Involuntary Transfer Repurchase Notice or the 10th day following the receipt by the Company of all necessary Governmental Approvals. On such date, the Involuntary Transferee shall transfer the Restricted Shares subject to the Involuntary Transfer Repurchase Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, with such other documents and information as the Company may reasonably request, and the Company shall pay to the Involuntary Transferee the Involuntary Transfer Repurchase Price. The Company and the Involuntary Transferee each shall use his, her or its reasonable efforts to expedite all proceedings contemplated hereunder at the earliest practicable date. If the Involuntary Transferee does not transfer the Restricted Shares to the Company as required, such

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Restricted Shares shall be deemed to be cancelled and the Company shall make payment in respect of such Restricted Shares, without any interest accrued thereon, upon delivery thereof.

             (g)  Notwithstanding anything to the contrary herein,

                  (i) The Company shall not be permitted to purchase any Restricted Shares held by any Management Stockholder or Involuntary Transferee upon exercise of the Call Right or the Involuntary Transfer Repurchase Right if the Board determines that:

                          (A)  The purchase of Restricted Shares would render
the Company or its subsidiaries unable to meet their obligations in the ordinary course of business taking into account any pending or proposed transactions, capital expenditures or other budgeted cash outlays by the Company, including, without limitation, any proposed acquisition of any other entity by the Company or any of its subsidiaries;

                          (B)  The Company is prohibited from purchasing the
Restricted Shares by applicable law restricting the purchase by a corporation of its own shares; or

                          (C)  The purchase of Restricted Shares would
constitute a breach of, default, or event of default under, or is otherwise prohibited or limited by, the terms of any loan agreement, indenture, or other agreement or instrument to which the Company or any of its subsidiaries is a party (the "FINANCING DOCUMENTS") or the Company is not able to obtain the requisite consent of any of its senior lenders to the purchase of the Restricted Shares.

The events described in (A) through (C) above each constitute a "REPURCHASE DISABILITY."

                  (ii) In the event of a Repurchase Disability, the Company shall notify in writing the Management Stockholder or Involuntary Transferee with respect to whom the Call Right or the Involuntary Transfer Repurchase Right has been exercised (a "DISABILITY NOTICE"). The Disability Notice shall specify the nature of the Repurchase Disability. The Company shall thereafter repurchase the Restricted Shares (and/or cancel Employee Options) described in the Call Notice or Involuntary Transfer Repurchase Notice as soon as reasonably practicable after all Repurchase Disabilities cease to exist (or the Company may elect, but shall have no obligation, to cause its nominee to repurchase the Restricted Shares (and/or cancel Employee Options) while any Repurchase Disabilities continue to exist). In the event the Company suspends its obligations to repurchase the Restricted Shares (and/or cancel Employee Options) pursuant to a Repurchase Disability, (A) the Company shall provide written notice to each applicable Management Stockholder or Involuntary Transferee as soon as practicable after all Repurchase Disabilities cease to exist (the "REINSTATEMENT NOTICE"); (B) the Fair Market Value of the Restricted Shares subject to the Call Notice or Involuntary Transfer Repurchase Notice shall be determined as of the date the Reinstatement Notice is delivered to the Management Stockholder or Involuntary Transferee, which Fair Market Value shall be used to determine the Repurchase Price or Involuntary Transfer Repurchase Price in the manner described above; and (C) the repurchase shall occur on a date specified by the Company within 10 days following the determination of the Fair Market Value of the Shares.

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SECTION 3.   EXIT SALE.

             (a) If at any time (i) from the date hereof until the earlier to occur of (A) five years from the Effective Time and (B) the IPO Date (such period, the "BLOCKOUT PERIOD"), the Principal Investors acting together or a Principal Investor if at such time there exists only one Principal Investor, or
(ii) following the Blockout Period, any Investors owning, in the aggregate, at least 50% of the then outstanding Common Stock (in the case of either (i) or (ii), collectively, the "EXIT SELLERS") propose a sale to any Independent Third Party (an "EXIT SALE TRANSFEREE") in a bona fide arm's length transaction or series of transactions (including pursuant to a purchase agreement, tender offer, merger or other business combination transaction or otherwise) of all of the Common Stock such Exit Sellers own (an "EXIT SALE"), then the Company upon direction of the Exit Sellers may elect to require each Management Stockholder to sell all, but not less than all, of such Management Stockholder's Restricted Shares (including Restricted Shares issuable upon exercise of Vested Options held by the Management Stockholder and including Restricted Shares issuable upon exercise of Employee Options that vest as a result of the consummation of the Exit Sale), as a part of the Exit Sale to such Exit Sale Transferee, at the purchase price and upon the terms and subject to the conditions of the Exit Sale (all of which shall be set forth in the Drag-Along Notice) and may also require each Management Stockholder to vote in favor of such Exit Sale or act by written consent approving the same with respect to all Restricted Shares owned by such Management Stockholder, as necessary or desirable to authorize, approve and adopt the Exit Sale. In the event that any Management Stockholder shall fail to vote the Shares held by him or her in favor of the Exit Sale, such Management Stockholder shall, upon such failure to so vote, be deemed immediately to have granted the Exit Sellers a proxy to vote such Management Stockholder's Shares in favor of the Exit Sale. Each Management Stockholder acknowledges that each such proxy granted hereby, including any successive proxy, if necessary, is being given to secure the performance of an obligation hereunder, is coupled with an interest, and shall be irrevocable until such obligation is performed. Without limiting the foregoing, if an Exit Sale or an AMC Sale involving a sale of the entire Company or all or substantially all of its assets to an Independent Third Party requires the approval of the Company's stockholders, each Management Stockholder shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation. In the event that a sale is proposed pursuant to this Section 3(a), all outstanding proposals to Transfer Restricted Shares shall immediately be withdrawn and no Transfer of Restricted Shares shall be consummated until the expiration of the time period provided for in Section 3(e).

             (b) The rights set forth in Section 3(a) shall be exercised by the Exit Sellers giving written notice (the "DRAG-ALONG NOTICE") to the Company, at least ten (10) Business Days prior to the date on which the Exit Sellers expect to consummate the Exit Sale. In the event that the terms and/or conditions set forth in the Drag-Along Notice are thereafter amended in any material respect, the Exit Sellers shall give written notice (an "AMENDED DRAG-ALONG NOTICE") of the amended terms and conditions of the proposed Transfer to the Company. Each Drag-Along Notice and Amended Drag-Along Notice shall set forth: (i) the name of the Exit Sale Transferee and the number of shares of Common Stock proposed to be purchased by such Exit Sale Transferee, (ii) the proposed amount of consideration and material terms and conditions of payment offered by the Exit Sale Transferee and (iii) a summary of any other material terms pertaining to the Transfer (the "THIRD PARTY TERMS"). Upon receipt of any Drag-Along Notice or

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Amended Drag-Along Notice, the Company shall deliver a copy of same to each
Management Stockholder at least five (5) Business Days prior to the proposed date of such Transfer.

             (c) All Transfers of Shares to the Exit Sale Transferee pursuant to this Section 3 shall be consummated simultaneously at the offices of the Company, unless the Exit Sellers, elect otherwise, on the later of (i) a Business Day not less than ten (10) or more than sixty (60) days after the Drag-Along Notice is received by the Company or (ii) the third Business Day following receipt of all material Governmental Approvals, or at such other time and/or place as each of the parties to such Transfers may agree. The delivery of stock certificates shall be made on such date, against payment of the purchase price for such Shares MINUS the aggregate exercise price of any Vested Options being Transferred by the Management Stockholder, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be reasonably requested by the Exit Sellers and acceptable to the Company, with all stock transfer taxes paid and stamps affixed, and in the case of Vested Options subject to a Drag-Along Notice, an instrument acceptable to the Company evidencing the cancellation of Vested Options. Each Management Stockholder shall receive the same amount of consideration received by the Exit Sellers per Share (minus the exercise price of Vested Options subject to the Drag-Along Notice). To the extent that the parties (or any successors thereto) to a sale pursuant to this Section 3 are to provide any indemnification or otherwise assume any other post-closing liabilities, Exit Sellers and all Management Stockholders and other Investors selling Shares in a transaction under this Section 3 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares (including Shares subject to Employee Options) being sold by each) and their respective potential liability thereunder shall not exceed the proceeds received. Furthermore, each Management Stockholder shall only be required to give customary representations and warranties, including, but not limited to, title to Shares (including Shares subject to Employee Options) conveyed, legal authority and capacity, and non-contravention of other agreements to which he or she is a party; PROVIDED, that in connection with such transaction no Management Stockholder shall be required to enter into any non-competition agreement. Each Management Stockholder shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Drag-Along Notice) in connection with this Section 3.

             (d)  Notwithstanding the foregoing, no Drag-Along Rights under this
Section 3 shall apply with respect to any Permitted Transfer within the meaning of clause (ii), (iii) or (v) of the definition of "Permitted Transfer" herein.

             (e) If at the end of the 90th day after the Company's receipt of the Drag-Along Notice, the Exit Sellers have not completed the proposed Transfer, the Drag-Along Notice shall be null and void, and it shall be necessary for a separate Drag-Along Notice to be delivered, and the terms and provisions of this Section 3 separately complied with, in order to consummate such Transfer pursuant to this Section 3; PROVIDED, that such 90 day time period may be extended at the option of the Exit Sellers for a reasonable period of time not to exceed an additional 90 days to the extent that the failure to complete the proposed Transfer is cause by the failure to obtain the necessary Governmental Approvals.

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SECTION 4.   TAG-ALONG RIGHTS.

             (a) Subject to the prior exercise of the Company's Call Right pursuant to Section 2 and subject to Section 4(c), if at any time an Investor (referred to in this Section 4 as the "TAG-ALONG SELLER") proposes to transfer shares of Common Stock held by such Tag-Along Seller to any Person other than the Company or another Investor, whether in one transaction or in a series of related transactions, then the Company shall give the Management Stockholders notice (the "TAG-ALONG NOTICE") of their opportunity to participate in a tag-along sale pursuant to this Section 4 (a "TAG-ALONG SALE"). Notwithstanding the foregoing, the provisions of this Section 4 shall also apply where the Tag-Along Seller is a Principal Investor and the transferee is the Company. The Tag-Along Notice shall be delivered within two (2) Business Days of the expiration of the Investor Election Period or the Second Investor Election Period, as the case may be, each as defined in the Investor Stockholders Agreement. Each Management Stockholder shall have the right, exercisable upon written notice to the Tag-Along Seller within seven (7) Business Days after the expiration of the Investor Election Period or the Second Investor Election Period, as the case may be (the "TAG-ALONG ELECTION PERIOD"), to participate in the Tag-Along Sale to any Person (the "TAG-ALONG TRANSFEREE") on the terms and conditions applicable to such Transfer and as set forth in the Tag-Along Notice (such participation rights being hereinafter referred to as "TAG-ALONG RIGHTS"). Any Management Stockholder that has not notified the Tag-Along Seller of his, her or its intent to exercise Tag-Along Rights within the Tag-Along Election Period shall be deemed to have elected not to exercise such Tag-Along Rights with respect to such Tag-Along Sale. Each Management Stockholder may sell in the Tag-Along Sale up to the number of whole Restricted Shares, including any (A) Restricted Shares issuable upon exercise of Vested Options or (B) any Restricted Shares that will be issuable pursuant to Employee Options that vest as a result of the consummation of the Transfer to the Tag-Along Transferee (collectively, the "Management Shares") in an amount equal to the product of (i) the aggregate number of Management Shares owned by the Management Stockholder on the date of the Tag-Along Sale and (ii) a fraction, the numerator of which is equal to the number of shares of Common Stock proposed to be sold by the Tag-Along Seller and the denominator of which is the aggregate number of shares of Common Stock owned by the Tag-Along Seller (the "ELIGIBLE SHARES"). If one or more other Investors and Management Stockholders elects not to include the maximum number of his, her or its eligible Shares in a proposed sale, the Tag-Along Seller shall (as required by the Investor Stockholders Agreement) give prompt notice to each other participating Management Stockholder and each participating Management Stockholder may sell in the proposed sale a number of additional Management Shares equal to his, her or its pro rata portion (based upon the aggregate number of Management Shares owned by such Management Stockholder relative to the aggregate number of shares of Common Stock and Management Shares owned by all Management Stockholders and Investors) of the number of Shares and Management Shares held by Management Stockholders and other Investors eligible to be included in the proposed sale. Such additional Management Shares which any such Management Stockholder(s) proposes to sell shall not be included in the calculation of Eligible Shares. To the extent that the total number of Shares proposed to be sold by the Tag-Along Seller and the number of Shares and Management Shares proposed to be sold by all of the other Investors and Management Stockholders collectively exceeds the number of Shares and Management Shares that the Tag-Along Transferee is willing to purchase, the number of Shares and Management Shares that the Tag-Along Seller and each other Investor and Management Stockholder propose to sell will be reduced pro rata based upon the relative number

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of Shares and Management Shares that the Tag-Along Seller and each other
Investor and Management Stockholder had proposed to sell.

             (b) At the closing of the Tag-Along Sale, the delivery of stock certificates shall be made on such date by each Management Stockholder exercising Tag-Along Rights, against payment of the purchase price for such Shares MINUS the aggregate exercise price of any Vested Options being Transferred by the Management Stockholder, duly endorsed for transfer or with duly executed stock powers or similar instruments, or such other instrument of transfer of such Shares (including Shares issuable upon exercise of Employee Options) as may be reasonably requested by the Tag-Along Transferee and the Company, with all stock transfer taxes paid and stamps affixed and/or against delivery of an instrument evidencing the cancellation of the Vested Options subject to the Tag-Along Right reasonably acceptable to the Company. The consummation of such proposed Tag-Along Sale shall be subject to the sole discretion of the Tag-Along Seller, who shall have no liability or obligation whatsoever to any Management Stockholder participating therein in connection with such Management Stockholder's transfer of Restricted Shares or Vested Options. Each Management Stockholder shall receive the same amount and form of consideration received by the Tag-Along Seller per each share of Common Stock on the same terms and conditions as the Tag-Along Seller (minus the aggregate exercise price of any Vested Options subject to such Tag-Along Sale). To the extent that the parties (or any successors thereto) to the Tag-Along Sale are to provide any indemnification or otherwise assume any other post-closing liabilities, the Tag-Along Seller and all other Investors and Management Stockholders participating in a transaction under this Section 4 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares (including Shares issuable upon exercise of Vested Options) being sold by each), and their respective potential liability thereunder shall not exceed the proceeds received; PROVIDED, that in connection with such transaction no Management Stockholder shall be required to enter into any non-competition agreement. If any Governmental Approval is required in connection with any such Tag-Along Sale and such Governmental Approval has not been completed or obtained on or prior to the date scheduled for closing, the closing of the Tag-Along Sale shall take place on the third Business Day after such Governmental Approval has been completed or obtained. Each participating Management Stockholder shall be required to enter into any instrument, undertaking, obligation or make any filing necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Tag-Along Notice) as a condition to the exercise of such holder's rights to Transfer Restricted Shares (including Shares subject to Employee Options) under this
Section 4.

             (c) Notwithstanding the foregoing, no Tag-Along Rights of any Management Stockholder shall apply hereunder with respect to any sales pursuant to (i) any Permitted Transfer within the meaning of clause (ii), (iii), (iv) or
(v) of the definition of "Permitted Transfer" herein, (ii) any sale pursuant to
Section 3 of this Agreement or Section 4 of the Investor Stockholders Agreement.

             (d) If at the end of the 90th day after the end of the Investor Election Period or the Second Investor Election Period, as the case may be, the Tag-Along Seller has not completed the proposed Tag-Along Sale, the Tag-Along Notice shall be null and void, and it shall be necessary for a separate Tag-Along Notice to be delivered, and the terms and provisions of this Section 4 separately complied with, in order to consummate a Transfer pursuant to this
Section 4.

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SECTION 5.   COOPERATION.

             (a) If the Company or the holders of the Company's securities enter into any transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act, may be available with respect to the transaction (including a merger, consolidation, or other reorganization), each Management Stockholder shall, if requested by the Company, appoint a purchaser representative (as defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If the purchaser representative is designated by the Company, the Company shall pay the fees of the purchaser representative, but if any Management Stockholder appoints another purchaser representative, the Management Stockholder shall be responsible for the fees of the purchaser representative so appointed.

             (b) Each Management Stockholder shall bear his, her or its pro-rata share of the costs of any transaction in which he or she sells Restricted Shares or Vested Options (based upon the number of Restricted Shares and Vested Options held by the Management Stockholder that are sold in such transaction) to the extent such costs are incurred for the benefit of all holders of Common Stock and Vested Options and are not otherwise paid by the Company or the acquiring party.

SECTION 6.   REGISTRATION RIGHTS.

             (a) PIGGYBACK REGISTRATIONS. If the Company at any time proposes to register under the Securities Act any Common Stock or any security convertible into or exchangeable or exercisable for Common Stock, whether or not for sale for its own account and other than pursuant to a "Demand Registration" as defined in and pursuant to the Investor Stockholders Agreement, on a form and in a manner which would permit registration of the Common Stock held by the Management Stockholders for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to each Management Stockholder not later than thirty (30) days prior to the filing thereof. Each Management Stockholder shall have the right to request that all or any part of his, her or its Restricted Shares be included in such registration. Each Management Stockholder can make such a request by giving written notice to the Company within ten (10) Business Days after the receipt of the Company's notice of the proposed registration; PROVIDED, HOWEVER, that if the registration is an underwritten registration and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company, the Investors and all Management Stockholders propose to include in such registration statement exceeds the maximum amount of securities that may be sold without having a material adverse effect on the success of the offering, including without limitation the selling price and other terms of such offering, the Company will include in such registration, first, the securities which the Company proposes to sell, second, the Common Stock of such Investors, and third the Common Stock of the Management Stockholders pro rata among all such Management Stockholders on the basis of the relative percentage of Common Stock owned by all Management Stockholders who have requested that securities owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to reduce or eliminate entirely the participation of the Management Stockholders). Common Stock proposed to be registered and sold pursuant to an underwritten offering for the account of any Management Stockholders shall be sold to the prospective underwriters, selected by the holders of a majority of Common Stock

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to which such registration statement relates and approved by the Company, on the terms and subject to the conditions of one or more underwriting agreements negotiated between the holders of Common Stock to which such registration statement relates, the Company and the prospective underwriters. The Company may withdraw any registration statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Management Stockholder.

             (b) HOLDBACK AGREEMENTS. Notwithstanding any other provisions of this Agreement, each Management Stockholder agrees that (if so required by the underwriters in an underwritten offering and provided that such condition is applicable to all Management Stockholders) he or she will not (and it shall be a condition to the rights of each Management Stockholder under this Agreement that such Management Stockholder does not) offer for Public Sale any Common Stock during a period not to exceed sixty (60) days prior to and one-hundred and eighty (180) days after the effective date of any registration statement filed by the Company in connection with an underwritten Initial Public Offering and any subsequent underwritten offerings (except as part of such underwritten registration or as otherwise permitted by such underwriters); PROVIDED, HOWEVER, no Management Stockholder shall object to shortening such period if the underwriter agrees that shortening such period would not materially and adversely effect the success of the offering.

             (c) EXPENSES. Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Management Stockholders in connection with any registration under this Section 6 shall be borne by the Company, except that the following expenses shall be borne by the Management Stockholder incurring the same: (i) the costs and expenses of counsel to such Management Stockholder to the extent such Management Stockholder retains counsel; (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Management Stockholder's securities; and (iii) transfer taxes with respect to the securities sold by such Management Stockholder.

SECTION 7. TERMINATION OF AGREEMENT. This Agreement may be terminated at any time by a resolution of the Board terminating this Agreement; provided, however, that such termination is approved in writing by (i) each Principal Investor if at such time there exists at least one Principal Investor and (ii) Management Stockholders holding in the aggregate a majority of the then outstanding Restricted Shares.

SECTION 8. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

"AFFILIATE" means, with respect to a specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

"AMC" means AMC Entertainment Inc., a Delaware corporation.

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"AMC SALE" means any one of the following: (i) a change in the ownership or control of the Company or AMC effected through a transaction or series of transactions (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of the Stock then outstanding, or of securities of the Company or AMC (or options, rights or warrants to purchase or securities convertible into or exchangeable for such securities) possessing more than 50% of the total combined voting power of the Company's or AMC's securities outstanding, in either case immediately after such transaction or series of transactions; or (ii) the sale, lease, transfer, conveyance or other disposition (other than by way of a transaction that would not be deemed an AMC Sale pursuant to clause (i) above), in one or a series of related transactions, of all or substantially all of the assets of the Company or AMC, or the Company and its subsidiaries taken as a whole, to any "person" (as defined above).

"AMENDED DRAG-ALONG NOTICE" has the meaning set forth in Section 3(b).

"APOLLO" means Apollo Management V, L.P., a Delaware limited partnership.

"APOLLO AFFILIATE" means, with respect to Apollo, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with Apollo; or any other Person that owns, directly or indirectly, 10% or more of Apollo's Capital Stock or Apollo's partnership or membership interests or any officer or director of Apollo or such other Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"APOLLO GROUP" means (i) Apollo; (ii) the Apollo Holders; and (iii) any Apollo Affiliate (including the Apollo Holders).

"APOLLO HOLDERS" means the Apollo Investors and any other partnership or entity affiliated with and managed by Apollo or any Apollo Affiliates to which any Apollo Investor assigns any of its respective interest in the Company.

"BLOCKOUT PERIOD" has the meaning set forth in Section 3(a).

"BOARD" has the meaning set forth in Section 1(a).

"BUSINESS DAY" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

"CANCELLATION PAYMENT" has the meaning set forth in Section 2(d).

"CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock, including preferred stock, any rights (other than debt securities convertible into capital stock), warrants or options to acquire such capital stock, whether outstanding as of the Effective Time or issued thereafter.

"CAUSE" with respect to a Management Stockholder's Termination of Service shall have the meaning specified in the written service agreement between the Company (or a subsidiary) and such Management Stockholder, if any, and in the event there is no such service agreement then in effect, shall mean the Management Stockholder's (i) willful failure to substantially perform his or her duties with the Company (or any subsidiary) (other than any such failure resulting from resulting from his or her incapacity due to physical or mental illness) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (ii) willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of the Company (or any subsidiary) not inconsistent with the terms of any service agreement, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (iii) commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) unlawful use (including being under the influence) or possession of illegal drugs on the Company's (or any subsidiary's) premises or while performing any duties or responsibilities with the Company (or any subsidiary); or (v) commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any subsidiary) (or any predecessor thereto or successor thereof).

"CHANGE OF CONTROL" means the occurrence of, after the Effective Date, any of the following events:

             (a) any "person" or "group" as such terms are used in Sections 13(d) and 14(d) of the Exchange Act other than one or more Permitted Holders is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have "beneficial ownership" of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, by way of merger, consolidation or other business combination or purchase of 50% or more of the total voting power of the Voting Stock of the Company or of AMC (for purposes of calculating the total voting power of the Voting Stock held by a group solely in the context of a merger, consolidation or other business combination with a Person engaged in a line of business similar to that of the Company or of AMC and its Subsidiaries on August 18, 2004, the voting power beneficially owned by the Permitted Holders or by Permitted Co-Investors, to the extent such voting power of the Voting Stock was acquired by such Permitted Co-Investors on or before January 31, 2005 in transactions that satisfy the definition of Permitted Co-Investor, shall be excluded in an amount equal to the lesser of the total voting power of the Voting Stock beneficially owned by such Permitted Co-Investors on (x) January 31, 2005 or (y) the date of such merger, consolidation or other business combination);

             (b) the adoption of a plan relating to the liquidation or dissolution of the Company or AMC;

             (c) the sale, lease, transfer or other conveyance, in one or a series of related transactions, of all or substantially all of the assets of the Company or of AMC and its Subsidiaries, taken as a whole, to any Person other than one or more Permitted Holders; or

             (d) a change of control under the indentures relating to the 9 1/2% Senior Subordinated Notes due 2011 (the "2011 Notes"), the 9 1/2% Senior Subordinated Notes due 2012 or the 8% Senior Subordinated Notes due 2014 issued by AMC (other than a change of control under the indenture relating to the 2011 Notes resulting from the Transactions);

PROVIDED, HOWEVER, that the closing of the Merger of Marquee Inc. with and into AMC as of the Effective Date shall not constitute and shall not be deemed to cause or result in a Change of Control hereunder.

"COMPANY" has the meaning set forth in the preamble.

"CONVERTIBLE SECURITIES" means any evidence of indebtedness, shares of stock or other securities (other than Options or Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock.

"DRAG-ALONG NOTICE" has the meaning set forth in Section 3(b).

"EFFECTIVE DATE" means the later to occur of (i) the date of the closing of the merger of Marquee Inc. with and into AMC pursuant to the Agreement and Plan of Merger by and among Holdings, Marquee Inc. and AMC, dated as of July 22, 2004 and (ii) the date on which occurs the Effective Time.

"EFFECTIVE TIME" has the meaning ascribed to such term in the Merger Agreement.

"ELIGIBLE SHARES" has the meaning set forth in Section 4(a).

"EQUIVALENT SHARES" means, at any date of determination, (a) as to any outstanding shares of Stock, such number of shares of Stock, (b) as to any outstanding Options, Warrants or Convertible Securities, the maximum number of shares of Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined) and (c) in respect of any Subsidiary of the Company, (i) as to any outstanding shares of stock of any Subsidiary of the Company, such number of shares of stock or (ii) as to any outstanding options, warrants or convertible securities, the maximum number of shares of stock of any Subsidiary of the Company for which or into which such options, warrants or convertible securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined).

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations in effect thereunder.

"EXIT SALE" has the meaning set forth in Section 3(a).

"FAIR MARKET VALUE" of a share of Common Stock as of a given date shall be:

     (a) The closing price of a share of Common Stock on the principal exchange on which such shares are then trading, if any (or as reported on any composite index which includes such principal exchange), on the most recent trading day prior to such determination date; or

     (b) If Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for a share of Common Stock on the most recent trading day prior to such determination date as reported by Nasdaq or, if Nasdaq is not then in existence, by its successor quotation system; or

     (c) If Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Common Stock as determined in good faith by the Board or the committee appointed to administer the Option Plan.

"FINANCING DOCUMENTS" has the meaning set forth in Section 2(g).

"GOOD REASON" with respect to a Management Stockholder's Termination of Service shall have the meaning specified in the written service agreement, if any, between the Company (or a subsidiary) and such Management Stockholder, and in the event there is no such service agreement then in effect, the term "with Good Reason" shall have no meaning or effect under this Agreement.

"GOVERNMENTAL APPROVAL" means, with respect to any Transfer of Shares, any consent or other action by, or filing with, any governmental authority required in connection with such Transfer and the expiration or early termination of any applicable statutory waiting period in connection with such action or filing.

"INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, (i) does not own, either directly or through one or more intermediaries, in excess of 3% of the Shares (any Person owning in excess of 3% of the Shares being referred to herein as a "3% Owner") and (ii) is not an Affiliate of any such 3% Owner.

"INITIAL INVESTOR SHARES" means that number of Shares held by an Investor immediately following the Effective Time, as the same may be adjusted for stock splits, stock dividends, recapitalizations or similar events.

"INITIAL PUBLIC OFFERING" means the initial public offering of Stock registered on Form S-1 (or any equivalent or successor form under the Securities Act).

"INVESTOR" or "INVESTORS" means each of the JPMP Investors, the Apollo Investors and the other entities listed on Schedule 1 attached to the Investor Stockholders Agreement and, upon the unanimous approval of each of the JPMP Investors and the Apollo Investors, any other subsequent holder of Shares who agrees to be bound by the terms of the Investor Stockholders Agreement.

"INVESTOR STOCKHOLDERS AGREEMENT" means that certain Stockholders Agreement by and among the Company, the JPMP Investors, the Apollo Investors and certain other stockholder parties thereto dated as of October 29, 2004, as amended.

"IPO DATE" means the date on which the Company consummates its Initial Public Offering.

"JPMP AFFILIATE" means, with respect to J.P. Morgan Partners, LLC, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with J.P. Morgan Partners, LLC; or any other Person that owns, directly or indirectly, 10% or more of J.P. Morgan Partners, LLC's Capital Stock or J.P. Morgan Partners, LLC's partnership or membership interests or any officer or director of J.P. Morgan Partners, LLC or such other Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"JPMP GROUP" means (i) J.P. Morgan Partners, LLC and (ii) any JPMP Affiliate.

"MERGER" means the merger of Marquee Inc. with and into AMC pursuant to the Merger Agreement.

"MERGER AGREEMENT" means that certain Agreement and Plan of Merger, dated as of July 22, 2004, by and among the Company, Marquee Inc., a wholly-owned subsidiary of the Company, and AMC Entertainment Inc., pursuant to which Marquee will be merged with and into AMC, with AMC remaining as the surviving entity and a wholly-owned subsidiary of the Company.

"OPTIONS" means any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by Holdings or any right to purchase shares pursuant to the Investor Stockholders Agreement.

"PERMITTED CO-INVESTOR" means an Investor (other than the Principal Investors) as of the Effective Time and any one or more institutional investors and their respective Affiliates to which any Permitted Holder transfers in the aggregate up to, but no more than, 35% of (a) its equity commitments to the Transactions or (b) its equity securities of the Company or AMC, in each case on or before January 31, 2005 (all transfers to any Affiliates of such institutional investor shall be included in such percentage calculation). For purposes of this definition, "Affiliate" means, with respect to any specified Person:

                            (A) any other Person directly or indirectly
                    controlling or controlled by or under direct or indirect common control with such specified Person; or

                            (B) any other Person that owns, directly or
                    indirectly, 10% or more of such Person's Capital Stock or any officer or director of any such Person or other Person or with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin.

For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"PERMITTED HOLDER" means:

     (i)     any member of the Apollo Group;

     (ii)    any member of the JPMP Group; and

     (iii) any subsidiary, any employee stock purchase plan, stock option plan or other stock incentive plan or program, retirement plan or automatic reinvestment plan or any substantially similar plan of the Company or AMC or any subsidiary of the Company or any Person holding securities of AMC or the Company for or pursuant to the terms of any such employee benefit plan; provided that if any lender or other Person shall foreclose on or otherwise realize upon or exercise any remedy with respect to any security interest in or lien on any securities of AMC or the Company held by any Person listed in this clause (iii), then such securities shall no longer be deemed to be held by a Permitted Holder.

"PERMITTED TRANSFER" means: (i) a Transfer approved by each Principal Investor so long as there are any Principal Investors, (ii) a Transfer to an Affiliate of such Investor; PROVIDED such transferee remains an Affiliate of such transferor following the Transfer; (iii) following an Initial Public Offering, a Transfer by an Investor made as part of a distribution by an Investor to its respective general or limited partners or members in accordance with such Investor's fund documents, as the case may be; (iv) a Transfer made by a JPMP Investor pursuant to and in accordance with the Regulatory Sideletter as defined in the Investor Stockholders Agreement; or (v) a Transfer made pursuant to the registration rights as set forth in Section 7 of the Investor Stockholders Agreement.

"PERMITTED TRANSFEREE" means any Person who acquires Shares pursuant to clauses
(i), (ii) and (iii) of the definition of "Permitted Transfer".

"PERSON" includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

"PRINCIPAL INVESTORS" means (i) the JPMP Investors, so long as the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the JPMP Investors; PROVIDED, that the JPMP Investors shall not be deemed to be a Principal Investor at any time that they do not, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the JPMP Investors, and (ii) the Apollo Investors, so long as the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the Apollo Investors; PROVIDED, that the Apollo Investors shall not be deemed to be a Principal Investor at any time that they do not, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the Apollo Investors (in each case, as may be adjusted for stock splits, stock dividends, recapitalizations or similar events). For the avoidance of doubt, so long as there are two Principal Investors, references in this Agreement to "Principal Investors" shall mean both Principal Investors, and if at any time there is only one Principal Investor, references in this Agreement to "the Principal Investors" or "each Principal Investor" shall mean that sole Principal Investor then remaining.

"PUBLIC SALE" means a Transfer pursuant to a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act or pursuant to Rule 144 under the Securities Act (other than in a privately negotiated sale).

"REPURCHASE PRICE" has the respective meanings set forth in Section 2(d).

"SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

"SHARES" means (a) all shares of Stock, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

"STOCK" means common stock of the Company, par value $0.01 per share, together with any other classes or series of equity securities of the Company.

"SUBSIDIARY" or "SUBSIDIARIES" of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Person), owns, directly or indirectly, 50% or more of the stock or other equity interests which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

"TAG-ALONG ELECTION PERIOD" has the meaning set forth in Section 4(a).

"TAG-ALONG RIGHTS" has the meaning set forth in Section 4(a).

"TAG-ALONG SELLER" has the meaning set forth in Section 4(a).

"TAG-ALONG TRANSFEREE" has the meaning set forth in Section 4(a).

"TERMINATION OF SERVICE" means the time when the service relationship between a Management Stockholder and the Company or one of its subsidiaries is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous engagement (or continuation) by the Company or one of its subsidiaries of the services of the Management Stockholder as an employee, consultant or director. The committee appointed to administer the Option Plan or the Board shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Service.

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"TRANSACTIONS" means the transactions set forth in the Agreement and Plan of
Merger by and among the Company, Marquee Inc. and AMC, dated as of July 22, 2004 and the transactions related thereto.

"TRANSFER" means a transfer, sale, assignment, pledge, hypothecation or other disposition or exchange, including any Transfer of a voting or economic interest in securities or other property; and "Transferring" or "Transferred" have correlative meanings.

"VOTING STOCK" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

"WARRANTS" means any warrants to subscribe for, purchase or otherwise directly acquire Stock or Convertible Securities.

SECTION 9.   MISCELLANEOUS.

             (a) LEGENDS. Each certificate representing the Restricted Shares shall bear the following legends:

             "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

             "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXCHANGED UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR EXCHANGE COMPLIES WITH THE PROVISIONS OF THE MANAGEMENT STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 23, 2004 BETWEEN THE COMPANY AND THE STOCKHOLDERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

             (b) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors and assigns and shall also apply to any Restricted Shares and Employee Options acquired by any Management Stockholder after the date hereof.

             (c) SPECIFIC PERFORMANCE, ETC. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other Party's obligations under this Agreement. Each Party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each Party hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

             (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the state of Delaware.

             (e) VOTING AGREEMENT. Prior to the earliest to occur of (i) the five year anniversary of the Effective Time, and (ii) the Initial Public Offering, as to any matter or action that requires a vote or written consent of the stockholders of the Company, whether by law or pursuant to any agreement, and for so long as there is at least one Principal Investor, each Management Stockholder agrees to vote his, her or its Restricted Shares, or to provide his, her or its written consent, only as directed by both Principal Investors (and if both Principal Investors do not agree as to any matter or action, each Management Stockholder agrees not to vote his, her or its Restricted Shares or provide his, her or its written consent with respect to such matter or action), or if there is only one Principal Investor, as directed by the sole Principal Investor; PROVIDED, that no Management Stockholder shall be required to vote in favor of, or provide his, her or its written consent to, any action that would disproportionately affect such Management Stockholder relative to the other holders of Common Stock in any material and adverse manner. In the event that any Management Stockholder entitled to vote on or provide his, her or its written consent with respect to a matter shall fail at any time to vote or act by written consent with respect to any Restricted Shares held of record or beneficially owned by such Management Stockholder or as to which such Management Stockholder has voting control, as agreed by such Management Stockholder in this Agreement, such Management Stockholder hereby irrevocably grants to and appoints each Principal Investor such Management Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Management Stockholder, to vote or act by written consent with respect to such Restricted Shares and to grant a consent, proxy or approval in respect of such Restricted Shares, in each case in such manner as the Principal Investor(s) shall determine in its (or their) sole and absolute discretion. Each Management Stockholder hereby affirms that the irrevocable proxy set forth in this Section 9(e) will be valid for the term of this Agreement and is given to secure the performance of the obligations of such Management Stockholder under this Agreement. Each such Management Stockholder hereby further affirms that each proxy hereby granted shall, for the term of this Agreement, be irrevocable and shall be deemed coupled with an interest.

             (f) INTERPRETATION. The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

             (g) NOTICES. All notices, requests or consents provided for or permitted to be given under this Agreement shall be in writing and shall be given either by depositing such writing in the United States mail, addressed to the recipient, postage paid and certified with return receipt requested, or by depositing such writing with a reputable overnight courier for next day delivery, or by delivering such writing to the recipient in person, by courier or by facsimile transmission. A notice, request or consent given under this Agreement shall be deemed received when actually received if personally delivered, when transmitted, if transmitted by facsimile with electronic confirmation, the day after it is sent, if sent for next day delivery and upon receipt, if sent by mail. All such notices, requests and consents shall be delivered as follows:

               (i)    if to the Company, addressed to it at:

                  Marquee Holdings Inc.
                  c/o J.P. Morgan Partners (BHCA), L.P.
                  1221 Avenue of the Americas
                  39th Floor
                  New York, New York 10020
                  Attn: Michael R. Hannon
                        Stephen P. Murray

                  with a copy to:

                  Latham & Watkins LLP
                  885 Third Avenue
                  Suite 1000
                  New York, NY 10022
                  Attn: Samuel A. Fishman
                        David M. Schwartzbaum

                  and

                  Apollo Management V, L.P.
                  9 West 57th Street
                  43rd Floor
                  New York, New York 10019
                  Attn: Marc Rowan

                  with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York 10019
                  Attn: Daniel A. Neff
                        David C. Karp

               (ii) If to an Apollo Investor, to Apollo Management V, L.P. and Wachtell, Lipton, Rosen & Katz at the addresses set forth above;

               (iii) If to a JPMP Investor, to J.P. Morgan Partners (BHCA), L.P. and Latham & Watkins at the addresses set forth above; and

               (iv) If to a Management Stockholder, to the address set forth on such Management Stockholder's signature page hereto.

             (h) RECAPITALIZATION, EXCHANGE, ETC. AFFECTING THE COMPANY'S COMMON STOCK. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all shares of Common Stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Common Stock and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

             (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

             (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

             (k) AMENDMENT. This Agreement may be amended by resolution of the Board approved by (i) each Principal Investor if at such time there exists at least one Principal Investor and (ii) the Management Stockholders holding in the aggregate a majority of the then outstanding Restricted Shares. At any time hereafter, additional Management Stockholders may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto. Except as otherwise provided herein, in the event that (A) the Company or any successor or assign consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, (B) the Company or any successor or assign transfers all or substantially all of its properties and assets to any Person, or (C) a sale of the Company is consummated pursuant to Section 3 and the Management Stockholders receive non-publicly traded equity securities in connection with such transaction, then in the case of either (A) or (B), proper provision shall be made and all Management Stockholders shall execute such documents and agreements as reasonably requested by the Principal Investors so that this Agreement shall be given full force and effect with respect to such surviving corporation or entity or such Person that acquires all or substantially all of the properties and assets of the Company or any successor or assign (any such surviving corporation, entity or Person, a "SUCCESSOR ENTITY"), as the case may be, and the rights and obligations of each Party hereto shall continue in full force and effect such that each Party shall have the same rights and obligations with respect to the applicable Successor Entity and its securities as it has with respect to the Company and the Shares, and in the case of (C) proper provision shall be made and all Management Stockholders shall execute such documents and agreements as reasonably requested by the Principal Investors so that the provisions of Section 2, Section 3 and Section 4 shall survive (as may be amended as reasonably determined by the Principal Investors) with respect to such non-publicly traded equity securities.

             (l) TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Management Stockholder of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase, or cancellation of any Restricted Share or any Employee Option.

             (m) NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement (i) obligates the Company or any affiliate of the Company to employ any Management Stockholder in any capacity whatsoever; or (ii) prohibits or restricts the Company or any affiliate of the Company from terminating the employment, if any, of any Management Stockholder at any time or for any reason whatsoever and each Management Stockholder hereby acknowledges and agrees that, except as may otherwise be set forth in any written agreement between the Company and such Management Stockholder, neither the Company nor any other person has made any representations or promises whatsoever to such Management Stockholder concerning his or her employment or continued employment by the Company or any Affiliate of the Company.

             (n) OFFSETS. The Company shall be permitted to offset and reduce from any amounts payable to a Management Stockholder the amount of any indebtedness or other obligation or payment owing to the Company by the Management Stockholder.

             (o) INTEGRATION. This Agreement constitutes the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

             (p) FURTHER ASSURANCES. In connection with this Agreement and the transactions contemplated thereby, each Management Stockholder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

             (q) NO STRICT CONSTRUCTION. This Agreement shall be deemed to be collectively prepared by the Parties, and no ambiguity herein shall be construed for or against any Party based upon the identity of the author of this Agreement or any provision hereof.

             (r) INTENDED THIRD PARTY BENEFICIARIES. The provisions of Section 3(a) of this Agreement are intended to benefit the Investors and each Investor shall have all rights thereunder as if such Investor were a party to this Agreement.

                            [signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

                              MARQUEE HOLDINGS INC.


                              By:  /s/ Stephan Oppenheimer
                                   -----------------------------------
                                Name:     Stephan Oppenheimer
                                Title:    Vice President, Secretary and
                                          Assistant Treasurer

                              By:  /s/ Aaron J. Stone
                                   ------------------------------
                                Name:     Aaron J. Stone
                                Title:    Vice President, Assistant Secretary
                                          and Assistant Treasurer

                              J.P. MORGAN PARTNERS (BHCA), L.P.

                                  BY: JPMP MASTER FUND MANAGER, L.P.,
                                      ITS GENERAL PARTNER
                                  BY: JPMP CAPITAL CORP.,
                                      ITS GENERAL PARTNER

                              By:    /s/ Michael R. Hannon
                                     -----------------------------------

                                     Name:  Michael R. Hannon

                                     Title: Managing Director


                              J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                                  BY: JPMP GLOBAL INVESTORS, L.P.,
                                      ITS GENERAL PARTNER
                                  BY: JPMP CAPITAL CORP.,
                                      ITS GENERAL PARTNER

                              By:    /s/ Michael R. Hannon
                                     -----------------------------------

                                     Name:  Michael R. Hannon

                                     Title: Managing Director


                              J.P. MORGAN PARTNERS GLOBAL INVESTORS
                              (CAYMAN), L.P.

                                  BY: JPMP GLOBAL INVESTORS, L.P.,
                                      ITS GENERAL PARTNER
                                  BY: JPMP CAPITAL CORP.,
                                      ITS GENERAL PARTNER

                              By:    /s/ Michael R. Hannon
                                     -----------------------------------

                                     Name:  Michael R. Hannon

                                     Title: Managing Director

                              J.P. MORGAN PARTNERS GLOBAL INVESTORS
                              (CAYMAN) II, L.P.

                                  BY: JPMP GLOBAL INVESTORS, L.P.,
                                      ITS GENERAL PARTNER
                                  BY: JPMP CAPITAL CORP.,
                                      ITS GENERAL PARTNER

                              By:    /s/ Michael R. Hannon
                                     -----------------------------------

                                     Name:  Michael R. Hannon

                                     Title: Managing Director

                              APOLLO INVESTMENT FUND V, L.P.


                                  BY: APOLLO ADVISORS V, L.P.,

                                      ITS GENERAL PARTNER

                                  BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                      ITS GENERAL PARTNER


                              By:    /s/ Aaron J. Stone
                                     -----------------------------------

                                     Name:  Aaron J. Stone

                                     Title: Vice President, Assistant Secretary
                                            and Assistant Treasurer


                              APOLLO OVERSEAS PARTNERS V,  L.P.


                                  BY: APOLLO ADVISORS V, L.P.,

                                      ITS GENERAL PARTNER

                                  BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                      ITS GENERAL PARTNER


                              By:    /s/ Aaron J. Stone
                                     -----------------------------------

                                     Name:  Aaron J. Stone

                                     Title: Vice President, Assistant Secretary
                                            and Assistant Treasurer

                              APOLLO NETHERLANDS  PARTNERS  V(A),  L.P.


                                  BY: APOLLO ADVISORS V, L.P.,

                                      ITS GENERAL PARTNER

                                  BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                      ITS GENERAL PARTNER


                              By:    /s/ Aaron J. Stone
                                     -----------------------------------

                                     Name:  Aaron J. Stone

                                     Title: Vice President, Assistant Secretary
                                            and Assistant Treasurer


                              APOLLO NETHERLANDS PARTNERS V(B), L.P.


                                  BY: APOLLO ADVISORS V, L.P.,

                                      ITS GENERAL PARTNER

                                  BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                      ITS GENERAL PARTNER


                              By:    /s/ Aaron J. Stone
                                     -----------------------------------

                                     Name:  Aaron J. Stone

                                     Title: Vice President, Assistant Secretary
                                            and Assistant Treasurer

                              APOLLO GERMAN PARTNERS V GMBH & CO KG


                                  BY: APOLLO ADVISORS V, L.P.,

                                      ITS GENERAL PARTNER

                                  BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                      ITS GENERAL PARTNER


                              By:    /s/ Aaron J. Stone
                                     -----------------------------------

                                     Name:  Aaron J. Stone

                                     Title: Vice President, Assistant Secretary
                                            and Assistant Treasurer

Each Management Stockholder has agreed to be bound by the terms of this Agreement by execution and delivery of the signature page set forth as Exhibit A hereto.

                                    EXHIBIT A

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, Peter C. Brown hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 21, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.


                                           /s/ Peter C. Brown
                                           -------------------------------------
                                           Peter C. Brown

                                           Residence Address:

                                           -------------------------------------

                                           -------------------------------------

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, Philip M. Singleton hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 21, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.


                                           /s/ Philip M. Singleton
                                           -------------------------------------
                                           Philip M. Singleton

                                           Residence Address:

                                           -------------------------------------

                                           -------------------------------------

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, Craig R. Ramsey hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 21, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.


                                           /s/ Craig R. Ramsey
                                           -------------------------------------
                                           Craig R. Ramsey

                                           Residence Address:

                                           -------------------------------------

                                           -------------------------------------

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, Richard T. Walsh hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 21, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.


                                           /s/ Richard T. Walsh
                                           -------------------------------------
                                           Richard T. Walsh

                                           Residence Address:

                                           -------------------------------------

                                           -------------------------------------

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, John D. McDonald hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 21, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.


                                           /s/ John D. McDonald
                                           -------------------------------------
                                           John D. McDonald

                                           Residence Address:

                                           -------------------------------------

                                           -------------------------------------

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, Mark A. McDonald hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 21, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.

                                           /s/ Mark A. McDonald
                                           -------------------------------------
                                           Mark A. McDonald

                                           Residence Address:

                                           -------------------------------------

                                           -------------------------------------

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, Rolando B. Rodriguez hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 21, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.


                                           /s/ Rolando B. Rodriguez
                                           -------------------------------------
                                           Rolando B. Rodriguez

                                           Residence Address:

                                           -------------------------------------

                                           -------------------------------------

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, Kevin M. Connor hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 21, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.


                                           /s/ Kevin M. Connor
                                           -------------------------------------
                                           Kevin M. Connor

                                           Residence Address:

                                           -------------------------------------

                                           -------------------------------------